Exhibit 99.2

                          REGISTRATION RIGHTS AGREEMENT


                                      among


                          ADVANCED MEDICAL OPTICS, INC.

                                   as Issuer,

                                AMO HOLDINGS, LLC

                                  as Guarantor,


                                       and


                       MORGAN STANLEY & CO. INCORPORATED,
                         BANC OF AMERICA SECURITIES LLC,
                              LEHMAN BROTHERS INC.
                         BANC ONE CAPITAL MARKETS, INC.

                              as Initial Purchasers



                            Dated as of June 24, 2003





         REGISTRATION RIGHTS AGREEMENT dated as of June 24, 2003 among Advanced Medical Optics, Inc., a Delaware corporation (the "Company"), AMO Holdings, LLC, a Delaware limited liability company and the several initial purchasers named in
Schedule I hereto (the "Initial Purchasers") for whom Morgan Stanley & Co. Incorporated and Banc of America Securities LLC are acting as joint book-running managers pursuant to the Purchase Agreement dated June 18, 2003 (the "Purchase Agreement"), between the Company, the Guarantor and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantor have agreed to provide the registration rights set forth in this Agreement.

         The Company and the Guarantor agree with the Initial Purchasers, (i) for their benefit as Initial Purchasers and (ii) for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Notes (as defined herein) and the beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Notes (each of the foregoing a "Holder" and together the "Holders"), as follows:

         Section 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means with respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

         "Amendment Effectiveness Deadline Date" has the meaning set forth in
Section 2(d) hereof.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         "Common Stock" means the shares of common stock, $0.01 par value per share, of the Company, together with the Rights evidenced by such common stock to the extent provided in the Rights Agreement dated as of June 24, 2002, between the Company and Mellon Investor Services LLC, as amended, and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Common Stock.

         "Conversion Price" has the meaning assigned such term in the Indenture.

         "Damages Accrual Period" has the meaning set forth in Section 2(e) hereof.

         "Damages Payment Date" means each April 15 and October 15.

         "Deferral Notice" has the meaning set forth in Section 3(h) hereof.

         "Deferral Period" has the meaning set forth in Section 3(h) hereof.

         "Effectiveness Deadline Date" has the meaning set forth in Section 2(a) hereof.

         "Effectiveness Period" means the period commencing on the date hereof and ending on the earlier of the date that all Registrable Securities have ceased to be Registrable Securities or have ceased to be outstanding.

         "Event" has the meaning set forth in Section 2(e) hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Filing Deadline Date" has the meaning set forth in Section 2(a) hereof.

         "Holder" has the meaning set forth in the second paragraph of this Agreement.

         "Indenture" means the Indenture, dated as of June 24, 2003, between the Company, the Guarantor and U.S. Bank National Association, as trustee, pursuant to which the Notes are being issued.

         "Initial Purchasers" has the meaning set forth in the preamble hereof.

         "Initial Shelf Registration Statement" has the meaning set forth in
Section 2(a) hereof.

         "Issue Date" means June 24, 2003.

         "Liquidated Damages Amount" has the meaning set forth in Section 2(e) hereof.

         "Material Event" has the meaning set forth in Section 3(h) hereof.

         "Notes" means the 31/2% Convertible Senior Subordinated Notes Due 2023 of the Company to be purchased pursuant to the Purchase Agreement.

         "Notice and Questionnaire" means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Memorandum of the Company dated June 18, 2003 relating to the Notes, as such notice may be amended upon the advice of nationally-recognized counsel experienced in such matters, to the extent reasonably necessary to ensure compliance with applicable law.

         "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

         "Purchase Agreement" has the meaning set forth in the preamble hereof.

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

         "Record Holder" means with respect to any Damages Payment Date relating to any Notes or Underlying Common Stock as to which any Liquidated Damages Amount has accrued, the registered holder of such Note or Underlying Common Stock on the April 1 immediately preceding a Damages Payment Date occurring on an April 15, and on the October 1 immediately preceding a Damages Payment Date occurring on an October 15.

         "Registrable Securities" means the Notes until such Notes have been converted into or exchanged for the Underlying Common Stock and, at all times subsequent to any such conversion, the Underlying Common Stock and any securities into or for which such Underlying Common Stock has been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) or (iii) its sale to the public pursuant to Rule 144 under the Securities Act.

         "Registration Statement" means any registration statement of the Company, the Guarantor and any future subsidiary guarantor of the Notes that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

         "Restricted Securities" means "restricted securities" as defined in Rule 144.

         "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Shelf Registration Statement" has the meaning set forth in Section 2(a) hereof.

         "Special Counsel" means Davis Polk & Wardwell or one such other successor counsel as shall be specified by the Holders of a majority of the Registrable Securities and reasonably acceptable to the Company, but which may, with the written consent of the Initial Purchasers (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company, the reasonable fees and expenses in connection with Blue Sky qualifications of the Registrable Securities of which will be paid by the Company and the Guarantor pursuant to
Section 5 hereof. For purposes of determining the Holders of a majority of the Registrable Securities in this definition, Holders of Notes shall be deemed to be the Holders of the number of shares of Underlying Common Stock into which such Notes are or would be convertible as of the date the consent is requested.

         "Subsequent Shelf Registration Statement" has the meaning set forth in
Section 2(b) hereof.

         "TIA" means the Trust Indenture Act of 1939, as amended.

         "Trustee" means U.S. Bank National Association, the Trustee under the Indenture.

         "Underlying Common Stock" means the Common Stock into which the Notes are convertible or issued upon any such conversion.

         Section 2. Shelf Registration. The Company and the Guarantor shall use their reasonable best efforts to prepare and file or cause to be prepared and filed with the SEC, by the date (the "Filing Deadline Date") ninety (90) days after the Issue Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "Initial Shelf Registration Statement"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Company and the Guarantor shall use their reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act by the date (the "Effectiveness Deadline Date") that is one hundred eighty (180) days after the Issue Date, and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. No Holder that is not a Notice Holder shall be entitled to be named as a selling securityholder in or have the Registrable Securities held by it covered in, a Shelf Registration Statement. The Company shall use its reasonable best efforts to ensure that none of the Company's security holders (other than the Holders of Registrable Securities) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

         (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company and the Guarantor shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty
(30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company and the Guarantor shall use their reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

         (c) The Company and Guarantor shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantor for such Shelf Registration Statement, if required by the Securities Act or as necessary to name a Notice Holder as a selling securityholder pursuant to
Section 2(d) below. The Company shall require any future subsidiary guarantor of the Notes to become a registrant on any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, or if required by the Securities Act.

         (d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(h) of this Agreement. Following the date that the Initial Shelf Registration Statement is declared effective, each Holder that is not a Notice Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least fifteen (15) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company and the Guarantor shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to the Company is accordance with the provisions of
Section 8(c), and in any event upon the later of (x) fifteen (15) Business Days after such date or (y) fifteen (15) Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire is delivered or put into effect within fifteen (15) Business Days of such delivery date:

                  (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company and the Guarantor shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "Amendment Effectiveness Deadline Date") that is forty-five
         (45) days after the date such post-effective amendment is required by this clause to be filed;

                  (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and

                  (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i);

provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above upon expiration of the Deferral Period in accordance with Section 3(h). Notwithstanding anything contained herein to the contrary, (i) the Company and the Guarantor shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to fifteen (15) Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

         (e) The parties hereto agree that the Holders of Notes that are of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if, other than as permitted hereunder,

                  (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date,

                  (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date,

                  (iii) the Company or the Guarantor has failed to perform its obligations set forth in Section 2(d)(i) within the time period required therein,

                  (iv) any post-effective amendment to a Shelf Registration Statement filed pursuant to Section 2(d)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline Date,

                  (v) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(h) hereof, or

                  (vi) the number of Deferral Periods in any period exceeds the number permitted in respect of such period pursuant to Section 3(h) hereof.

Each event described in any of the foregoing clauses (i) through (vi) is individually referred to herein as an "Event." For purposes of this Agreement, each Event set forth above shall begin and end on the dates set forth in the table set forth below:



Type of Event by Clause       Beginning Date               Ending Date
-------------------------------------------------------------------------------

        (i)            Filing Deadline Date           the date the Initial
                                                      Shelf Registration
                                                      Statement is filed
       (ii)            Effectiveness Deadline Date    the date the Initial
                                                      Shelf Registration
                                                      Statement becomes
                                                      effective under the
                                                      Securities Act
       (iii)           the date by which the          the date the Company and
                       Company and the Guarantor      the Guarantor performs
                       are required to perform        their obligations set
                       their obligations under        forth in Section 2(d)(i)
                       Section 2(d)(i)

       (iv)            the Amendment Effectiveness    the date the applicable
                       Deadline Date                  post-effective amendment
                                                      to a Shelf Registration
                                                      Statement becomes
                                                      effective under the
                                                      Securities Act

        (v)            the date on which the          termination of the
                       aggregate duration of          Deferral Period that
                       Deferral Periods in any        caused the limit on the
                       period exceeds the number of   aggregate duration of
                       days permitted by Section      Deferral Periods to be
                       3(h)                           exceeded

       (vi)            the date of commencement of    termination of the
                       a Deferral Period that         Deferral Period that
                       causes the number of           caused the number of
                       Deferral Periods to exceed     Deferral Periods to
                       the number permitted by        exceed the number
                       Section 3(h)                   permitted by Section 3(h)




For purposes of this Agreement, Events shall begin on the dates set forth in the table above and shall continue until the ending dates set forth in the table above.

         Commencing on (and including) any date that an Event has begun and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "Damages Accrual Period"), the Company and the Guarantor shall pay, as liquidated damages and not as a penalty, to Record Holders of Notes that are Registrable Securities an amount (the "Liquidated Damages Amount") accruing, for each day in the Damages Accrual Period, in respect of any Note, at a rate per annum equal to (A) 0.25% of the aggregate principal amount of such Note to and including the 90th day of the Damages Accrual Period and (B) 0.50% of the aggregate principal amount of such Note from and after the 91st day of the Damages Accrual Period; provided that in the case of a Damages Accrual Period that is in effect solely as a result of an Event of the type described in clause (iii) or (iv) of the preceding paragraph, such Liquidated Damages Amount shall be paid only to the Notice Holders. Notwithstanding the foregoing, no Liquidated Damages Amount shall accrue as to any Note that is a Registrable Security from and after the earlier of (x) the date such Note is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events relating to any particular Note, the accrual of Liquidated Damages with respect to such Note shall ceases.

         The Liquidated Damages Amount shall accrue from the first day of the applicable Damages Accrual Period, and shall be payable on each Damages Payment Date during the Damage Accrual Period (and on the Damages Payment Date next succeeding the end of the Damages Accrual Period if the Damage Accrual Period does not end on a Damages Payment Date) to the Record Holders of Notes that are Registrable Securities entitled thereto; provided that any Liquidated Damages Amount accrued with respect to any Note or portion thereof redeemed by the Company on a redemption date or converted into Underlying Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Note or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion); provided further, that, in the case of an Event of the type described in clause (iii) or (iv) of the first paragraph of this Section 2(e), such Liquidated Damages Amount shall be paid only to the Holders entitled thereto pursuant to such first paragraph by check mailed to the address set forth in the Notice and Questionnaire delivered by such Holder. The Trustee shall be entitled, on behalf of registered holders of Notes, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude any Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

         All of the Company's and Guarantor's obligations set forth in this
Section 2(e) to pay any Liquidated Damages Amount that is outstanding with respect to any Note that is a Registrable Security at the time such Note ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(k)).

         The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Notes that are Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Notes that are Registrable Securities in accordance with the provisions hereof.

         Section 3 . Registration Procedures. In connection with the registration obligations of the Company and Guarantor under Section 2 hereof, during the Effectiveness Period, the Company and the Guarantor shall:

         (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Initial Purchasers and the Special Counsel of such offering, if any, copies of all such documents proposed to be filed at least three (3) Business Days prior to the filing of such Registration Statement or amendment thereto or Prospectus or supplement thereto.

         (b) Subject to Section 3(h), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

         (c) As promptly as practicable give notice to the Notice Holders, (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of, but not the nature of or details concerning, a Material Event (provided, that no notice by the Company shall be required pursuant to this clause (iv) in the event that the Company either promptly files a supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Registration Statement no longer containing any untrue statement of a material fact or omitting to state a material fact necessary to make the statement contained therein not misleading) and (vi) of the determination by the Company or the Guarantor that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply.

         (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable, and provide prompt notice to each Notice Holder and the Initial Purchasers of the withdrawal of any such order.

         (e) As promptly as practicable furnish to each Notice Holder, the Special Counsel and the Initial Purchasers, upon request and without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits and but without documents incorporated or deemed to be incorporated therein by reference if such documents are available via EDGAR.

         (f) During the Effectiveness Period, deliver to each Notice Holder, in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company and the Guarantor hereby consent (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

         (g) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the Notice Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided that neither the Company nor the Guarantor will be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

         (h) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (D) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus:

                  (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable, and

                  (ii) give notice to the Notice Holders, that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus, and such Holder will either (X) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession that have been replaced by the Company with more recently dated prospectuses or (Y) deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities, current at the time of receipt of such notice.

The Company and the Guarantor will use their reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) and (C) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (D) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of the Shelf Registration Statement or any Prospectus, without incurring or accruing any obligation to pay liquidated damages pursuant to Section 2(e), no more than one (1) time in any three month period or four (4) times in any twelve month period, and any such period during which the availability of the Registration Statement and any Prospectus is suspended (the "Deferral Period") shall, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), shall not exceed 45 days in any three month period (or 60 days in any three month period in the event of a Material Event pursuant to which the Company has delivered a second notice as permitted below) or 120 days in any twelve (12) month period; provided that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), deliver to Notice Holders a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 15 days, or such shorter period of time as is specified in such second notice.

         (i) If requested in writing in connection with a disposition of Registrable Securities in an aggregate amount of at least $5 million pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such Notice Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary and reasonably necessary for similar "due diligence" examinations; provided that such persons shall first agree in writing with the Company that any non-public information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by Special Counsel. Any person legally compelled to disclose any such confidential information made available for inspection shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy.

         (j) Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement..

         (k) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

         (l) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

         (m) Reasonably cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

         (n) Upon (i) the filing of the Initial Shelf Registration Statement and
(ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

         Section 4 . Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

         Section 5. Registration Expenses. The Company and the Guarantor shall bear all fees and expenses incurred in connection with the performance by the Company and the Guarantor of their obligations under Section 2 and 3 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company and the Guarantor in connection with the Shelf Registration Statement, (v) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock and (vi) any Securities Act liability insurance obtained by the Company and the Guarantor in their sole discretion. In addition, the Company and the Guarantor shall pay the internal expenses of the Company and the Guarantor (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company and the Guarantor of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed, if any listing is made, and the fees and expenses of any person, including special experts, retained by the Company and the Guarantor. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay selling expenses, including any underwriting discount and commissions, and all registration expenses to the extent required by applicable law.

         Section 6. Indemnification and Contribution.

         (a) Indemnification by the Company and the Guarantor. The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Notice Holder, each person, if any, who controls any Notice Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Notice Holder within the meaning of Rule 405 under the Securities Act that is a broker-dealer from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any (i) untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (as amended or supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto), caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except in each of (i) and (ii) above insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company or the Guarantor in writing by such Holder expressly for use therein; provided that the indemnification contained in this paragraph shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) on account of any such losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus provided in each case the Company has performed its obligations under Section 3(f) hereof if either (A) (x) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such losses, claims, damages or liabilities arise and (y) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such losses, claims, damages or liabilities arise.

         (b) Indemnification by Holders. Each Holder agrees severally and not jointly to indemnify and hold harmless the Company and the Guarantor and their directors, officers and each person, if any, who controls the Company or the Guarantor (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Holder, to the same extent as the foregoing indemnity from the Company and the Guarantor to such Holder, but only with reference to information relating to such Holder furnished to the Company and the Guarantor in writing by such Holder expressly for use in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) hereof, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel at its standard non-premium rates) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority (with Holders of Notes deemed to be the Holders, for purposes of determining such majority, of the number of shares of Underlying Common Stock into which such Notes are or would be convertible as of the date on which such designation is made) of the Registrable Securities covered by the Registration Statement held by Holders that are indemnified parties pursuant to
Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Company and the Guarantor. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment that is indemnifiable pursuant to Section 6(a) or 6(b), as the case may be. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) Contribution. To the extent that the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor shall be deemed to be equal to the total net proceeds from the initial placement pursuant to the Purchase Agreement (before deducting expenses) of the Registrable Securities to which such losses, claims, damages or liabilities relate. The relative benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act. The relative fault of the Holders on the one hand and the Company and the Guarantor on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company or Guarantor, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6, no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Purchase Agreement or otherwise.

         (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any person controlling any Holder or any affiliate of any Holder or by or on behalf of the Company or the Guarantor, their officers or directors or any person controlling the Company or the Guarantor and (iii) the sale of any Registrable Securities by any Holder.

         Section 7 . Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

         Section 8. Miscellaneous.

         (a) No Conflicting Agreements. Neither the Company nor the Guarantor is, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company and the Guarantor represent and warrant that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantor have obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Notes deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Notes are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing two sentences, this Agreement may be amended by written agreement signed by the Company, the Guarantor and the Initial Purchasers, without the consent of the Holders of Registrable Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this
Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

                  (i) if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;


                  (ii) if to the Company, to:

                           Advanced Medical Optics, Inc.
                           1700 E. St. Andrew Place
                           Santa Ana, CA  92705
                           Attention:  Aimee S. Weisner, Esq.
                           Telecopy No.:  (714) 247-8679

                           and

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           300 South Grand Avenue
                           Suite 3400
                           Los Angeles, CA  90071
                           Attention:  Brian J. McCarthy, Esq.
                           Telecopy No.:  (213) 687-5600

                  (iii) if to the Initial Purchasers, to:

                           Morgan Stanley & Co. Incorporated
                           1585 Broadway
                           New York, New York  10036
                           Attention:  Global Capital Markets
                           Telecopy No.:  (212) 761-0538




or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

         (d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent Holders if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (e) Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Purchasers shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchasers. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities, provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (i) Severability. If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company and the Guarantor with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company and the Guarantor with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. In no event will such methods of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5, 6 or 8 hereof and the obligations to make payments of and provide for the Liquidated Damages Amount under Section 2(e) hereof to the extent such amount accrues prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                             ADVANCED MEDICAL OPTICS, INC.



                                             By:  /s/ Richard A. Meier
                                                  -------------------------
                                                   Name:   Richard A. Meier
                                                   Title:  CVP & CFO


                                             AMO HOLDINGS, LLC



                                             By:  /s/ Richard A. Meier
                                                  -------------------------
                                                   Name:   Richard A. Meier
                                                   Title:  VP & CFO




Confirmed and accepted as of
the date first above written:

MORGAN STANLEY & CO. INCORPORATED
BANC OF AMERICA SECURITIES LLC
On behalf of the Initial Purchasers listed in Schedule I hereto



By:  MORGAN STANLEY & CO. INCORPORATED


By: /s/ William Salisbury
   ------------------------------------
      Name:  William Salisbury
      Title: Managing Director



By:  BANC OF AMERICA SECURITIES LLC



By:  /s/ Vikram Malik
     ----------------------------------
      Name:   Vikram Malik
      Title:  Managing Director

                                   SCHEDULE I

                               INITIAL PURCHASERS

MORGAN STANLEY & CO. INCORPORATED
BANC OF AMERICA SECURITIES LLC
LEHMAN BROTHERS, INC.
BANC ONE CAPITAL MARKETS, INC.